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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 22, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor of Sequoia Mortgage Trust 12, the Issuer of Mortgage Pass-Through
        Certificates under a Pooling and Servicing Agreement dated as of
                                December 1, 2002)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

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
                  Delaware                                     333-100520                             35-2170972
                  --------                                     ----------                             ----------
(State or Other Jurisdiction of Incorporation)           (Commission File Number)         (I.R.S. Employer Identification No.)
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              One Belvedere Place, Suite 330, Mill Valley, CA 94941
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                    (Address of Principal Executive Offices)

                                 (415) 381-1765
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                         (Registrant's Telephone Number,
                              Including Area Code)

             591 Redwood Highway, Suite 3160, Mill Valley, CA 94941
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           OTHER EVENTS

                  Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 12 (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).        Exhibits

                  10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, March 22, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2004

                                        SEQUOIA RESIDENTIAL FUNDING, INC.

                                        By: /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer, Treasurer
                                           and Secretary

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                                  EXHIBIT INDEX
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Exhibit Number                                                                                               Page Number
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
10.1     Monthly Payment Date Statement relating to the distribution to
         Certificateholders, March 22, 2004........................................................               5
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